Exhibit 10.9

DATE	20 February	2012

(1) THE SHAREHOLDERS AND LOAN NOTE HOLDERS OF

PREMIER EDUCATION (UK) HOLDCO LIMITED

- and -

(2) NORD ANGLIA EDUCATION, INC.

- and -

(3) PREMIER EDUCATION (UK) HOLDCO LIMITED

AGREEMENT

relating to

the sale and purchase of the whole of the issued
share capital of Premier Education (UK)
Holdco Limited and the sale and purchase of all
loan notes and other debt in issue to certain
shareholders of Premier Education (UK)
Holdco Limited

CONTENTS

1.	DEFINITIONS AND INTERPRETATION	1

2.	SALE AND PURCHASE OF THE SHARES, LOAN NOTES AND CHAMPITTET RECEIVABLE	4

3.	CONSIDERATION	5

4.	COMPLETION	7

5.	WARRANTIES	7

6.	FURTHER ASSURANCE AND ATTORNEY	7

7.	ANNOUNCEMENTS	8

8.	COSTS	8

9.	SUCCESSORS AND ASSIGNMENT	8

10.	ENTIRE AGREEMENT	8

11.	VARIATIONS	9

12.	WAIVER	9

13.	AGREEMENT CONTINUES IN FORCE	9

14.	SEVERABILITY	9

15.	NOTICES	9

16.	COUNTERPARTS	10

17.	THIRD PARTY RIGHTS	10

18.	GOVERNING LAW AND JURISDICTION	10

SCHEDULE 1: VENDORS		11

	Part 1: A Shareholders	11

	Part 2: B Shareholders	11

	Part 3: C Shareholders	11

	Part 4: D Shareholders	11

	Part 5: E Shareholders	12

	Part 6: F Shareholders	15

	Part 7: Deferred Shareholders	15

	Part 8: Preference Shareholders	15

	Part 9: Loan Note Holders	16

SCHEDULE 2: COMPLETION OBLIGATIONS		18

THIS AGREEMENT is made on	20 February 2012

BETWEEN:

(1)                                 THE PERSONS AND ENTITIES, being all the members and loan note holders of the Company, whose names and addresses are set out in schedule 1 (each a “Vendor” and together the “Vendors”);

(2)                                 NORD ANGLIA EDUCATION, INC. an exempted company incorporated with limited liability in the Cayman Islands whose company number is MC-264950  and whose registered office is at Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands (“Purchaser”); and

(3)                                 PREMIER EDUCATION (UK) HOLDCO LIMITED, a company registered in England and Wales with number 6590752 whose registered office is at Nord House, Third Avenue, Centrum 100, Burton on Trent, Staffordshire DE14 2WD (“Company”).

BACKGROUND

A                                       The Vendors are the legal and beneficial owners of the Shares, the Loan Notes and the Champittet Receivable as applicable.

B                                       The Vendors have agreed to sell and the Purchaser has agreed to purchase the Shares, Loan Notes  and the Champittet Receivable, as applicable, for the consideration and upon the terms set out in this agreement.

C                                       The Company is party to this agreement for the purposes of acknowledging its obligations under clause 2.5 of this agreement and for the purposes of being provided with and acknowledging receipt of notice of the sale and purchase of the Shares, Loan Notes  and the Champittet Receivable, as applicable, on the terms set out in this agreement.

IT IS HEREBY AGREED:

1.                                      DEFINITIONS AND INTERPRETATION

1.1                               In this agreement the following words and expressions shall (except where the context otherwise requires) have the following meanings:

“A Shareholders” means those persons detailed in part 1 schedule 1 being holders of A ordinary shares of $0.016281 in the capital of the Company (each an “A Shareholder”);

“B Shareholders” means those persons detailed in part 2 schedule 1 being holders of B ordinary shares of $0.016281 in the capital of the Company (each a “B Shareholder”);

“Business Day” means a day other than a Saturday or Sunday on which banks are open for commercial business in the City of London;

“C Shareholders” means those persons detailed in part 3 schedule 1 being holders of C ordinary shares of $0.016281 in the capital of the Company (each a “C Shareholder”);

“Champittet Receivable” means the $8,600,000 in principal amount of intercompany debt recorded on the books of the Company, the $1,060,000 in principal amount of intercompany debt recorded on the books of the Company and the $6,908,160 in principal amount of intercompany debt recorded on the books of the Company, in each case owed to Premier Education Holdings Ltd.;

“Company’s Articles” means the articles of association adopted by special resolution of the Company on 25 February 2011;

“Completion” means the performance of all the obligations of the parties to this agreement set out in clause 4;

“Completion Board Minutes “ means minutes of a meeting of the board of directors of the Company in the agreed form;

“Completion Date” means the date of this agreement;

“Consideration Loan Notes” means the loan notes to be issued by the Purchaser in accordance with clause 3.2 of this agreement to each Loan Note Holder,  being identical in number, and carrying identical rights and obligations (including interest and principal), to the current Loan Notes held by that Loan Note Holder;

“Consideration Shares” means the shares issued by the Purchaser in accordance with clause 3.1 of this agreement to each Shareholder by the Purchaser in consideration for the acquisition of the Shares in the Company held by that Vendor;

“D Shareholders” means those persons detailed in part 4 schedule 1 being holders of D ordinary shares of $0.016281 in the capital of the Company (each a “D Shareholder”);

“Deferred Shareholders” means those persons detailed in part 7 schedule 1 of the Company being holders of Deferred Shares of $0.016281 in the capital of the Company (each an “Deferred Shareholder”);

“E Shareholders” means those persons detailed in part 5 schedule 1 being holders of E ordinary shares of $0.016281 in the capital of the Company (each an “E Shareholder”);

“Encumbrance” means a mortgage, charge, pledge, lien, option, restriction, equity, right to acquire, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or any other type of preferential arrangement (including, without limitation, a title transfer and retention arrangement) having similar effect;

“F Shareholders” means those persons detailed in part 6 schedule 1 being holders of F ordinary shares of $0.016281 in the capital of the Company (each an “F Shareholder”);

“Investment Agreement” means the agreement dated 29 May 2009 between, amongst others, the Company and certain of the Vendors;

“Loan Notes” means all loan notes currently in issue by the Company being:

(a)                                           $90,044,716.16 fixed rate unsecured senior loan notes constituted by a deed dated 27 August 2008 as varied by a deed of variation dated on or around 29 August 2010 and as further varied by a deed of variation dated 31 August 2011;

(b)                                                         $102,992,603.09 fixed rate unsecured junior loan notes constituted by a deed dated 27 August 2008 as varied by a deed of variation dated on or around 29 August 2010 and as further varied by a deed of variation dated 31 August 2011;

(c)                                                          $1,537,727.43 in principal amount of fixed rate unsecured junior loan notes constituted by a deed dated 1 October 2009 as varied by a deed of variation dated 31 August 2011;

(d)                                                         $25,952,262.27 variable note unsecured senior loan notes constituted by a deed dated 14 January 2011 as varied by a deed of variation dated 31 August 2011;

(e)                                                          $29,684,041.66 variable rate unsecured junior loan notes constituted by a deed dated 14 January 2011 as varied by a deed of variation dated 31 August 2011;

(f)                                                           $251,230.48 fixed rate unsecured senior loan notes constituted by a deed dated 1 July 2011 as varied by a deed of  variation dated 31 August 2011;

(g)                                                          $287,358.02 fixed rate unsecured junior loan notes constituted by a deed dated 1 July 2011 as varied by a deed of variation dated 31 August 2011; and

(h)                                                         the amount of any loan notes (if any) issued in respect of accrued interest on any Loan Notes listed in clauses (a) through (g) of this definition;

“Loan Note Holders” means those persons detailed in part 9 of schedule 1 being holders of the Loan Notes;

“New Articles of Association” means the new articles of association of the Purchaser in the agreed form adopted before Completion;

“Preference Shareholders” means those persons detailed in part 8 of schedule 1 being holders of Preference Shares of $1.00 in the capital of the Company (each a “Preference Shareholder”);

“Shareholder” means a holder of Shares in the Company;

“Shares” means the shares comprising the issued share capital of the Company; and

“Taxes Act” means the Corporation Tax Act 2010.

1.2                               In this agreement where the context admits:

1.2.1                                             words and phrases which are defined or referred to in or for the purposes of the Companies Act 2006 have the same meanings in this agreement (unless otherwise expressly defined in this agreement);

1.2.2                                             sections 5, 6, 8 and 9 of and schedule 1 to the Interpretation Act 1978 apply to this agreement in the same way as they do to statutes;

1.2.3                                             reference to a statutory provision includes reference to:

1.2.3.1                                   any order, regulation, statutory instrument or other subsidiary legislation at any time made under it for the time being in force (whenever made);

1.2.3.2                                   any modification, amendment, consolidation, re-enactment or replacement of it or provision of which it is a modification, amendment, consolidation, re-enactment or replacement except to the extent that any modification, amendment, consolidation, re-enactment or replacement made after the date of this agreement would increase the liability of any of the parties hereto;

1.2.4                                             reference to statutory obligations shall include obligations arising under Articles of the Treaty establishing the European Community and regulations and directives of the European Union as well as United Kingdom acts of Parliament and subordinate legislation;

1.2.5                                             reference to a clause, schedule or paragraph is to a clause, schedule or a paragraph of a schedule of or to this agreement respectively;

1.2.6                                             reference to the parties to this agreement includes their respective successors, permitted assigns and personal representatives;

1.2.7                                             reference to any party to this agreement comprising more than one person includes each person constituting that party;

1.2.8                                             reference to any gender includes the other genders;

1.2.9                                             reference to any professional firm or company includes any firm or company effectively succeeding to the whole, or substantially the whole, of its practice or business;

1.2.10                                      the rule known as the ejusdem generis rule shall not apply and accordingly general words introduced by the word “other” shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things;

1.2.11                                      general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words;

1.2.12                                      the index, headings and any descriptive notes are for ease of reference only and shall not affect the construction or interpretation of this agreement;

1.2.13                                      this agreement incorporates the schedules to it;

1.2.14                                      a person shall be deemed to be connected with another if that person is so connected within the meaning of section 1122 of the Taxes Act; and

1.2.15                                      the “agreed form” in relation to any document means the form agreed between the parties to this agreement and, for the purposes of identification only, initialled by or on behalf of the parties.

2.                                     SALE AND PURCHASE OF THE SHARES, LOAN NOTES AND CHAMPITTET RECEIVABLE

2.1                               Each Vendor shall sell such Shares and the Loan Notes, if any, as are held by that Vendor with full title guarantee and the Purchaser shall purchase such Shares and Loan Notes free from all Encumbrances and together with all rights of any nature which are now or which may at any time become attached to them or accrue in respect of them including, in the case of the Shares, all dividends and distributions declared paid or made in respect of them on or after the Completion Date or, in the case of the Loan Notes, interest accrued up to but excluding the Completion Date. Interest accruing on the Loan Notes on or after the Completion Date shall be for the benefit of the Purchaser.

2.2                               The Vendors hereby waive any rights of pre-emption or other restriction on transfer in respect of the Shares and the Loan Notes or any of them conferred on them under the articles of association of the Company or otherwise and agree to procure before Completion the irrevocable waiver of any such right or restriction conferred on any other person.

2.3                               Premier Education Holdings Ltd shall assign to the Purchaser the benefit of the Champittet Receivable including any interest accrued in respect of the Champittet Receivable up to but excluding the Completion Date. Interest accruing on the Champittet Receivable  on or after the Completion Date shall be for the benefit of the Purchaser.

2.4                               The Vendors hereby agree that (a) none of the transactions contemplated under this agreement shall constitute an “Exit”, or give rise to an “Exit Date”, as such terms are defined in the articles of association of the Company, and (b) the receipt by any Vendor of the consideration payable by the Purchaser under this agreement shall not constitute (i) an “Investor Cash Flow”, or (ii) a payment in respect of any “Debt Instrument” or a distribution on, or a payment in redemption or repurchase, of any Preference Shares for purposes of calculating “Aggregate Value” pursuant to the articles of association of the Company, in each case, as such terms are defined in the articles of association of the Company.  The Vendors hereby acknowledge and agree that the foregoing shall be reflected in the articles of association of the Purchaser.

2.5                               The Purchaser and each of the Vendors who are at Completion parties to the Investment Agreement agree that from Completion they shall have the benefit of rights held by them under the Investment Agreement and be bound by the obligations imposed on them by the Investment Agreement (in each case to the extent that those rights and obligations subsist at Completion) as if the Investment Agreement had been entered into in respect of investment in the Purchaser and references to the “Company” in the Investment Agreement were, except when the context otherwise requires, references to the Purchaser.

3.                                      CONSIDERATION

3.1                               The consideration payable by the Purchaser to each Vendor who holds Shares for the purchase of those Shares shall be satisfied by the allotment by the Purchaser to that Vendor of the number of Consideration Shares in respect of the class(es) of Shares held by that Vendor set out below:

Name of shareholders	Number of shares to be allotted by the Purchaser
A Shareholders

To each A shareholder, the equivalent number and class of shares (carrying the same rights and subject to the same restrictions as set out in the Company’s Articles) as currently held by them in the Company as reduced, in the case of Premier Education Holdings Ltd., to reflect the existing A ordinary shares of $0.016281 of the Purchaser held by that A Shareholder.

B Shareholders	To each B shareholder, the equivalent number and class of

Name of shareholders	Number of shares to be allotted by the Purchaser
shares (carrying the same rights and subject to the same restrictions as set out in the Company’s Articles) as currently held by them in the Company.

C Shareholders

To each C shareholder, the equivalent number and class of shares (carrying the same rights and subject to the same restrictions as set out in the Company’s Articles) as currently held by them in the Company.

D Shareholders

To each D shareholder, the equivalent number and class of shares (carrying the same rights and subject to the same restrictions as set out in the Company’s Articles) as currently held by them in the Company.

E Shareholders

To each E shareholder, the equivalent number and class of shares (carrying the same rights and subject to the same restrictions as set out in the Company’s Articles) as currently held by them in the Company.

F Shareholders

To each F shareholder, the equivalent number and class of shares (carrying the same rights and subject to the same restrictions as set out in the Company’s Articles) as currently held by them in the Company.

Deferred Shareholders

To each Deferred Shareholder, the equivalent number and class of shares (carrying the same rights and subject to the same restrictions as set out in the Company’s Articles) as currently held by them in the Company.

Preference Shareholders

To each Preference Shareholder, the equivalent number and class of shares (carrying the same rights and subject to the same restrictions as set out in the Company’s Articles) as currently held by them in the Company.

3.2                               The consideration payable by the Purchaser to each Vendor for the purchase of the Loan Notes held by that Vendor (including the purchase of the benefit of the accrued interest on the Loan Notes up to but excluding the Completion Date) shall be satisfied by the allotment to that Vendor of the Consideration Loan Notes and the assumption (pursuant to the Consideration Loan Notes) by the Purchaser of an obligation to that Vendor in respect of accrued but unpaid interest equivalent to the accrued interest on the Loan Notes up to, but excluding, the Completion Date.

3.3                               The consideration payable by the Purchaser to Premier Education Holdings Ltd. for the transfer of the Champittet Receivable shall be the assumption by the Purchaser to Premier Education Holdings Ltd. of an obligation in exactly the same amount and terms as the obligation owed to Premier Education Holdings Ltd. by the Company in respect of the Champittet Receivable at Completion (including any accrued interest on the Champittet Receivable up to but excluding the Completion Date).

4.                                      COMPLETION

4.1                               Completion shall take place on the Completion Date when each of the parties shall comply with the provisions of schedule 2.

4.2                               The Purchaser shall not be obliged to complete the purchase of the Shares, the Loan Notes or the Champittet Receivable as applicable under this agreement unless the Vendors comply fully with their obligations under schedule 2 and unless the purchase of all the Shares, Loan Notes and the Champittet Receivable is completed simultaneously.

5.                                      WARRANTIES

5.1                               Each Vendor warrants to the Purchaser that:

5.1.1                                             they have the right, power and authority and all necessary consents and authorisations to enter into and perform their obligations under this agreement;

5.1.2                                             they are the sole legal and beneficial owner of the Shares and/or Loan Notes to be transferred by them in accordance with this agreement; and

5.1.3                                             there is no Encumbrance affecting the Shares and/or Loan Notes be transferred by them in accordance with this agreement, nor any agreement to create any, and no person has claimed to be entitled to any of such things.

6.                                      FURTHER ASSURANCE AND ATTORNEY

6.1                               On and after Completion, the Vendors shall, at the request of the Purchaser, do and execute or procure to be done and executed all such acts, deeds, documents and things as may be necessary to give effect to this agreement (including, but not limited to, the entering into of an investment agreement in respect of the Purchaser in substantially similar form to the Investment Agreement).

6.2                               The Vendors each hereby irrevocably and unconditionally appoint the Purchaser and any director of the Purchaser for the time being acting severally as its lawful attorney (and to the complete exclusion of any rights that he may have in such regard) for the purpose of exercising any and all voting and other rights and receiving any and all benefits and entitlements (including any dividends) receivable which may at any time after Completion attach to or arise in respect of any of the Shares and receiving notices of and attending and voting at all meetings of the members of the Company (or any class thereof) and generally executing or approving such deeds or documents and doing any such acts or things in relation to any of the Shares as the attorney may think fit, in each case from Completion to the day on which the Purchaser or its nominee is entered in the register of members as the holder of the Shares.  For such purpose, each Vendor hereby authorises and instructs the Company to send all notices in respect of the Shares to the Purchaser during such period and undertakes to ratify everything which the Purchaser (or its directors) shall lawfully do pursuant to this clause 6.2.

6.3                               The Vendors each hereby irrevocably and unconditionally appoint the Purchaser and any director of the Purchaser for the time being acting severally as its lawful attorney (and to the complete exclusion of any rights that he may have in such regard) for the purpose of exercising any and all voting and other rights and receiving any and all benefits and entitlements (including any interest) receivable which may at any time after Completion attach to or arise in respect of any of the Loan Notes and receiving notices of and attending and voting at all meetings of the Loan Note Holders (or any class thereof) and generally executing or approving such deeds or documents and doing any such acts or things in relation to any of the Loan Notes as the attorney may think fit, in each case from Completion to the day on which the Purchaser or its nominee is entered in the relevant register of loan note holders as the holder of the relevant Loan Notes.  For such purpose, each Vendor hereby authorises and instructs the Company to send all notices in respect of the Loan Notes to the Purchaser during such period and undertakes to ratify everything which the Purchaser (or its directors) shall lawfully do pursuant to this clause 6.3.

7.                                      ANNOUNCEMENTS

No announcement, communication or circular concerning this agreement shall be made (whether before or after the Completion Date) by or on behalf of the parties hereto without the prior approval of the other or others (such approval not to be unreasonably withheld or delayed).

8.                                      COSTS

Each party shall bear its own costs and pay all legal, accountancy and other fees and expenses incurred by them in and incidental to the preparation and implementation of this agreement and of all other documents in the agreed form.

9.                                      SUCCESSORS AND ASSIGNMENT

9.1                               This agreement shall be binding on and endure for the benefit of each party’s successors and personal representatives but shall not be assignable except that:

9.1.1                                             the Purchaser may assign the whole or any part of the benefit of this agreement to any transferee of any shares in the capital of the Company; and

9.1.2                                             the Purchaser may assign its rights under this agreement to any company of which it is a subsidiary or of which it is a holding company.

9.2                               Except as otherwise expressly provided, all rights and benefits under this agreement are personal to the parties and may not be assigned at law or in equity without the prior written consent of each other party.

10.                               ENTIRE AGREEMENT

10.1                        This agreement (including the schedules to it) and any documents in the agreed form or referred to in this agreement (“Acquisition Documents”) constitutes the entire agreement between the parties with respect to the sale and purchase of the Shares, the Loan Notes and the Champittet Receivable.

10.2                        Except for any misrepresentation or breach of warranty which constitutes fraud or fraudulent misrepresentation:

10.2.1                                      the Acquisition Documents supersede and extinguish all previous agreements between the parties relating to the subject matter thereof and any representations and warranties previously given or made other than those contained in the Acquisition Documents;

10.2.2                                      each party acknowledges to the other (and shall execute the Acquisition Documents in reliance on such acknowledgement) that it has not been induced to enter into any such documents by nor relied on any representation or warranty other than the representations and/or warranties contained in such documents;

10.2.3                                      each party hereby irrevocably and unconditionally waives any right it may have to claim damages or to rescind this agreement or any of the other Acquisition Documents by reason of any misrepresentation, warranty and/or assurance not set forth in any such document.

10.3                        Each of the parties acknowledges and agrees for the purposes of the Misrepresentation Act 1967 and the Unfair Contract Terms Act 1977 that the provisions of this clause 10 are reasonable.

11.                               VARIATIONS

No variation of this agreement or any of the documents in the agreed form shall be valid unless it is in writing and signed by or on behalf of each of the parties to this agreement.

12.                               WAIVER

No waiver by the Purchaser of any breach or non-fulfilment by the Vendors of any provisions of this agreement shall be deemed to be a waiver of any subsequent or other breach of that or any other provision and no failure to exercise or delay in exercising any right or remedy under this agreement shall constitute a waiver thereof.  No single or partial exercise of any right or remedy under this agreement shall preclude or restrict the further exercise of any such right or remedy.  The rights and remedies of the Purchaser provided in this agreement are cumulative and not exclusive of any rights and remedies provided by law.

13.                               AGREEMENT CONTINUES IN FORCE

This agreement shall remain in full force and effect so far as concerns any matter remaining to be performed at Completion even though Completion shall have taken place.

14.                               SEVERABILITY

The invalidity, illegality or unenforceability of any provisions of this agreement shall not affect the continuation in force of the remainder of this agreement.

15.                               NOTICES

Any notice to be given pursuant to the terms of this agreement shall be given in writing to the party due to receive such notice at (in the case of a company) its registered office from time to time or (in the case of an individual) at his address set out in this agreement or such other address as may have been notified to the other parties in accordance with this clause 15.  Notice shall be delivered personally or sent by first class prepaid recorded delivery or registered post (airmail if overseas) or by facsimile transmission and shall be deemed to be given in the case of delivery personally on delivery and in the case of posting (in the absence of evidence of earlier receipt) 48 hours after posting (six days if sent by airmail) and in the case of facsimile transmission on completion of the transmission provided that the sender shall have received printed confirmation of transmission.

16.                               COUNTERPARTS

This agreement may be executed in any number of counterparts each of which when executed by one or more of the parties hereto shall constitute an original but all of which shall constitute one and the same instrument.

17.                               THIRD PARTY RIGHTS

A person who is not party to this agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this agreement.  This clause does not affect any right or remedy of any person which exists or is available otherwise than pursuant to that Act.

18.                               GOVERNING LAW AND JURISDICTION

18.1                        This agreement shall be governed by and construed in accordance with the laws of England.

18.2                        The parties irrevocably agree that the courts of England shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this agreement and that accordingly, any suit, action or proceedings arising out of or in connection with this agreement shall be brought in such courts.

SCHEDULE 1:  VENDORS

Part 1:  A Shareholders

Name	Address
Premier Education Holdings Ltd.	Ugland House South Church Street George Town Grand Cayman KY1-1104 Cayman Islands

Part 2:  B Shareholders

Name	Address
Andrew Fitzmaurice	96 Maplewood Road Woodhouse Eaves Loughborough Leicestershire LE12 8RA

Part 3:  C Shareholders

Name	Address
Alan Kelsey	Flat 4 86/89 Piccadilly London W1J 7NE

Part 4:  D Shareholders

Name	Address
David Smith	5 Dann Place Wilford Village Nottingham NG11 7FA

Barclays Wealth Trustees (Guernsey) Ltd (as trustee of the Nord Anglia Education Plc EBT)	PO Box 671 Regency Court Glategny Esplanade St Peter Port Guernsey GY1 3ST

Part 5:  E Shareholders

Name	Address
Andrew Fitzmaurice	96 Maplewood Road Woodhouse Eaves Loughborough Leicestershire LE12 8RA

Alan Kelsey	Flat 4 86/89 Piccadilly London W1J 7NE

Peter Burdon	40 Firs Road Edwalton Nottingham NG12 4BX

Jian Tang	Suite 303 Building 9R Shanghai Racquet Club Lane 555 Jing Feng Road Hua Cao Town Shanghai 201107 China

Philippe Lagger	26A 12, Tregunter Path Mid Levels Hong Kong

Sarah Sutton	17 Goadby Road Walham on the Wolds Melton Mowbray Leicestershire

David Singleton	16 Belgrave Crescent Horwich Bolton BL6 6DG

Terry Creissen	11 The Hampton Sub-lane 4 Lane 1168 Xiuyan Road Shanghai 201315 China

Barclays Wealth Trustees (Guernsey) Ltd (as	PO Box 671

Name	Address
trustee of the Nord Anglia Education Plc EBT)	Regency Court Glategny Esplanade St Peter Port Guernsey GY1 3ST

Kevin Foyle	No 65 Long Beach Garden Villas Lane 2655 East Ying Gang Road Xuing Town Qing Pu District Shanghai 201702 China

Barbara Hollingworth	Tudor Chase 2 Epsom Close Bamford Rochdale OL11 5SQ

Alison Adie	12 Sandringham Drive Bramcote Nottingham N48 3ED

Wendy Ellis	c/o The British International School Peknikova 6 84102 Bratislava Slovakia

Ian Johnson	31 Westwood Green Lane 500 Xingle Road Huacao Town Minhang District Shanghai 201107 China

Roland Lomenech	31 chemin de la Valleyre 1052 Le Mont-sur-Lausanne Switzerland

Lesley-Ann Wallace	Villa 5065, Mangrove Village, Abu Dhabi, UAE

Graeme Halder	23rd Floor, Queen’s Garden No.9 Old Peak Road Hong Kong

Name	Address
Jonathan Wynne	4 rue des asters 1202 Geneva Switzerland

Deborah Eyre	59 Linkside Avenue Oxford OX2 8JE

Hannah Ives	28 Kenwood Road Stretford Manchester M32 8PT

Mike Embley	House 1051 Le Lehman Lake Villas HouShaYu Town Shunyi District Beijing 101300 China

Johnny Dowd	17 Crown Way Aldercar Derbyshire NG16 4GU

Jane Thompson	Gryumolcs utca 12 Nagykovacsi 2094 Budapest Hungary

Ping Zhang	Suite 303 Building 9R Shanghai Racquet Club Lane 555 Jing Feng Road Hua Cao Town Shanghai 201107 China

David Rowsell	Polska 46 Vinohrady 12000 Prague 2 Czech Republic

David Cooke	450 Nuthall Road Aspley Nottingham NG8 5DQ

Name	Address
Mark Logan	Leycroft Upper Houses Bulmer Sudbury CO10 7ET

Khalifa Ashmed Saed Muhsen Al Houqani	P O Box 1901 Al Ain UAE

Part 6:  F Shareholders

Name	Address
Parthenon Group LLC	200 State Street Boston Massachusetts 02109 USA

Part 7:  Deferred Shareholders

Name	Address
Premier Education Holdings Ltd.	Ugland House South Church Street George Town Grand Cayman KY1-1104 Cayman Islands

Part 8:  Preference Shareholders

Name	Address
Premier Education Holdings Ltd.	Ugland House South Church Street George Town Grand Cayman KY1-1104 Cayman Islands

Part 9:  Loan Note Holders

Name	Address
Premier Education Holdings Ltd.	Ugland House South Church Street George Town Grand Cayman KY1-1104 Cayman Islands

Parthenon Group LLC	200 State Street Boston Massachusetts 02109 USA

Andrew Fitzmaurice	96 Maplewood Road Woodhouse Eaves Loughborough Leicestershire LE12 8RA

Alan Kelsey	Flat 4 86/89 Piccadilly London W1J 7NE

David Smith	5 Dann Place Wilford Village Nottingham NG11 7FA

Peter Burdon	40 Firs Road Edwalton Nottingham NG12 4BX

Jian Tang	Suite 303 Building 9R Shanghai Racquet Club Lane 555 Jing Feng Road Hua Cao Town Shanghai 201107 China

Philippe Lagger	26A 12, Tregunter Path Mid Levels Hong Kong

Barclays Wealth Trustees (Guernsey) Ltd (as	PO Box 671

Name	Address
trustee of the Nord Anglia Education Plc EBT)	Regency Court Glategny Esplanade St Peter Port Guernsey GY1 3ST

Graeme Halder	23rd Floor, Queen’s Garden No.9 Old Peak Road Hong Kong

SCHEDULE 2:  COMPLETION OBLIGATIONS

1.                                      The Vendors shall deliver or procure to be delivered to the Purchaser:

1.1                               duly executed transfers of the Shares in favour of the Purchaser together with evidence to the Purchaser’s satisfaction of the authority of any person signing on  behalf of the Vendors;

1.2                               the relevant share certificates (or an express indemnity in a form satisfactory to the Purchaser in the event of any found to be missing) in respect of the Shares;

1.3                               (where applicable) duly executed joint elections (in the form approved by HM Revenue and Customs) pursuant to section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 in respect of the Consideration Shares;

1.4                               duly executed transfers of the Loan Notes in favour of the Purchaser together with evidence to the Purchaser’s satisfaction of the authority of any person signing on  behalf of the Vendors;

1.5                              the relevant loan note certificates (or an express indemnity in a form satisfactory to the Purchaser in the event of any found to be missing) in respect of the Loan Notes;

1.6                               (where applicable), duly executed joint elections (in the form approved by HM Revenue and Customs) pursuant to section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 in respect of the Consideration Loan Notes;

1.7                               such waivers, consents or other documents as the Purchaser may require to enable the full legal and beneficial ownership of the Shares, Loan Notes and the Champittet Receivable to vest in the Purchaser; and

1.8                               such other documents and things as the Purchaser may properly and reasonably request to implement this transaction.

2.                                      Nord Anglia Education, Inc. shall procure that a meeting of the board of directors of the Company is convened and held at which resolutions in the form set out in the Completion Board Minutes are duly passed.

3.                                      The Purchaser shall:

3.1                               allot and issue to the Vendors the Consideration Shares and deliver as soon as reasonably practicable (and in any event within 28 days of Completion) certificates in respect of such shares to the Vendors;

3.2                               issue to the Vendors the Consideration Loan Notes and deliver as soon as reasonably practicable (and in any event within 28 days of Completion) certificates in respect of such loan notes to the Vendors; and

3.3                               assume an obligation to Premier Education Holdings Ltd. in accordance with clause 3.3 of this agreement.

Executed as a deed, but not delivered until the ) first date specified on page 1, by NORD ) ANGLIA EDUCATION, INC. an exempted ) company incorporated in the CAYMAN ) ISLANDS, by a person who, in accordance with the law of that territory, is acting under the authority of the company in the presence of a witness: Signature /s/ Jack Hennessy Name (block capitals) JACK HENNESSY Authorised signatory Witness signature /s/ Nicholas Macksey Witness name NICHOLAS MACKSEY (block capitals) Witness address 2 BATTERY ROAD #23 - 01 MAYBANK TOWER SINGAPORE 049907 Executed as a deed by PREMIER ) EDUCATION (UK) HOLDCO LIMITED ) acting by a director in the presence of: ) ) Signature /s/ Jack Hennessy Name (block capitals) JACK HENNESSY Director Witness signature /s/ Nicholas Macksey Witness name NICHOLAS MACKSEY (block capitals) Witness address 2 BATTERY ROAD #23 - 01 MAYBANK TOWER SINGAPORE 049907 19

Signed as a deed, but not delivered until the ) first date specified on page 1, by ) ANDREW FITZMAURICE acting by his ) attorney in the presence of: ) Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ) ALAN KELSEY acting by his attorney in the ) presence of: ) Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ) DAVID SMITH acting by his attorney in the ) presence of: ) Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL 20

Signed as a deed, but not delivered until the ) first date specified on page 1, by ) PETER BURDON acting by his attorney in ) the presence of: ) Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by JIAN TANG ) acting by her attorney in the presence of: ) ) Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ) PHILIPPE LAGGER acting by his attorney ) in the presence of: ) Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL 21

Signed as a deed, but not delivered until the ) first date specified on page 1, by ) SARAH SUTTON acting by her attorney in ) the presence of: ) Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ) DAVID SINGLETON acting by his attorney ) in the presence of: ) Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ) TERRY CREISSEN acting by his attorney in ) the presence of: ) Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL 22

Executed as a deed, but not delivered until the ) first date specified on page 1, by BARCLAYS ) WEALTH TRUSTEES (GUERNSEY) LTD ) (AS TRUSTEE OF THE NORD ANGLIA ) EDUCATION PLC EBT) acting by a duly ) authorised signatory in the presence of: Signature /s/ Elaine Graham /s/ Alison Parkes Name (block capitals) ELAINE GRAHAM ALISON PARKES Authorised signatory for and on behalf of Barclays Wealth Trustees (Guernsey) Ltd (as Trustee of the Nord Anglia Education Plc EBT) Witness signature /s/ Kelly Hainsworth Witness name KELLY HAINSWORTH (block capitals)  Witness address REGENCY COURT GLATEGNY ESPLANADE ST PETER PORT GUERNSEY, GY1 3ST Signed as a deed, but not delivered until the ) first date specified on page 1, by ) KEVIN FOYLE acting by his attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL 23

Executed as a deed, but not delivered until the ) first date specified on page 1, by BARCLAYS ) WEALTH TRUSTEES (GUERNSEY) LTD ) (AS TRUSTEE OF THE NORD ANGLIA ) EDUCATION PLC EBT) acting by a duly ) authorised signatory in the presence of: Signature Name (block capitals) Authorised signatory for and on behalf of Barclays Wealth Trustees (Guernsey) Ltd (as Trustee of the Nord Anglia Education Plc EBT) Witness signature Witness name (block capitals)  Witness address Signed as a deed, but not delivered until the ) first date specified on page 1, by ) KEVIN FOYLE acting by his attorney in the ) presence of: Signature /s/ Robert S. Hallmark Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL 23

Signed as a deed, but not delivered until the ) first date specified on page 1, by ) BARBARA HOLLINGWORTH acting by ) her attorney in the presence of: ) Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ) ALISON ADIE acting by her attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ) WENDY ELLIS acting by her attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL 24

Signed as a deed, but not delivered until the ) first date specified on page 1, by IAN ) JOHNSON acting by her attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ROLAND ) LOMENECH acting by her attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by LESLEY- ) ANN WALLACE acting by her attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL 25

Signed as a deed, but not delivered until the ) first date specified on page 1, by GRAEME ) HALDER acting by her attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by JONATHAN ) WYNNE acting by her attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by DEBORAH ) EYRE acting by her attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL 26

Signed as a deed, but not delivered until the ) first date specified on page 1, by ) HANNAH IVES acting by her attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ) MIKE EMBLEY acting by his attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ) JOHNNY DOWD acting by his attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL 27

Signed as a deed, but not delivered until the ) first date specified on page 1, by ) JANE THOMPSON acting by her attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ) PING ZHANG acting by his attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ) DAVID ROWSELL acting by his attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL 28

Signed as a deed, but not delivered until the ) first date specified on page 1, by ) DAVID COOKE acting by his attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by ) MARK LOGAN acting by his attorney in the ) presence of: Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Signed as a deed, but not delivered until the ) first date specified on page 1, by KHALIFA ) ASHMED SAED MUHSEN AL HOUQANI ) acting by his attorney in the presence of: ) Signature /s/ [illegible] Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL 29

Executed as a deed, but not delivered until the ) first date specified on page 1, on behalf of ) PARTHENON GROUP LLC, a company ) incorporated in the UNITED STATES OF ) AMERICA, by its attorney in the presence of ) a witness: ) ) ) Signature /s/ [illegible] Authorised signatory Witness signature /s/ Robert S. Hallmark Witness name ROBERT S. HALLMARK (block capitals) Witness address DLA PIPER UK LLP VICTORIA SQUARE HOUSE VICTORIA SQUARE BIRMINGHAM B2 4DL Executed as a deed, but not delivered until the first date specified on page 1, on behalf of PREMIER EDUCATION HOLDINGS LTD. an exempted company incorporated in the CAYMAN ISLANDS, by a person who, in accordance with the law of that territory, is acting under the authority of the company in the presence of a witness: Signature Authorised signatory Witness signature Witness name (block capitals) Witness address

Executed as a deed, but not delivered until the ) first date specified on page 1, on behalf of ) PARTHENON GROUP LLC, a company ) incorporated in the UNITED STATES OF ) AMERICA, by its attorney in the presence of ) a witness: ) ) ) Signature Authorised signatory Witness signature Witness name (block capitals) Witness address Executed as a deed, but not delivered until the first date specified on page 1, on behalf of PREMIER EDUCATION HOLDINGS LTD. an exempted company incorporated in the CAYMAN ISLANDS, by a person who, in accordance with the law of that territory, is acting under the authority of the company in the presence of a witness: Signature /s/ [illegible] Authorised signatory Witness signature /s/ Nicholas Macksey Witness name NICHOLAS MACKSEY (block capitals) Witness address 2 BATTERY ROAD #23-01 MAYBANK TOWER SINGAPORE 049907 30